UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) July 20, 2000


              OP-TECH Environmental Services, Inc.
     (Exact name of registrant as specified in its charter)



        Delaware                  0-19761               91-1528142
(State of other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)        Identification No.)



           6392 Deere Road, Syracuse, NY           13206
      (Address of principal executive offices)   (Zip Code)


                         (315) 463-1643
      (Registrant's telephone number, including area code)

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Item 5. Other Events

    Effective July 20, 2000, Robert F. Neuhaus, a Director of the Company, resigned from the Board of Directors of the Company.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OP-TECH Environmental Services, Inc.
                                             (Registrant)


Date: July 27, 2000 /s/ John R. Loveland
                    John R. Loveland, Chief Executive Officer


Date: July 27, 2000 /s/ Christopher J. Polimino
                    Christopher J. Polimino, President and
                    Chief Accounting Officer